                                 EXHIBIT (11)(b)

                        CONSENT OF KPMG PEAT MARWICK LLP

                                AUDITORS' CONSENT


The Board of Trustees of
    The One Group


We consent to the reference to our firm under the heading "Experts" in the Statement of Additional Information, which is included in the Form N-1A filed by The One Group.


                                                KPMG Peat Marwick LLP



Columbus, Ohio
April 18, 1997